UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2024

Via Renewables, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100

Houston, Texas 77079

(Address of Principal Executive Offices)

 (Zip Code)

(713) 600-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
8.75% Series A Fixed-to-Floating RateCumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	VIASP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Commencement of Tender Offer

On November 15, 2024, Via Renewables, Inc. (the “Company”) issued a press release announcing the commencement of a tender offer to purchase up to 800,000 shares of its 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock” or the “shares”), at a purchase price of $22.50 per share, in cash, less applicable withholding taxes and without interest (the “Offer”). The Offer is made solely upon the terms and conditions in an Offer to Purchase and the related Letter of Transmittal and other related offering materials that are being distributed to holders of the Series A Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Important Additional Information

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Company’s Series A Preferred Stock. The Offer is being made solely by the Offer to Purchase and the related Letter of Transmittal, as they may be amended or supplemented. Holders of Series A Preferred Stock are urged to read the Company’s tender offer statement on Schedule TO, which has been filed with the Securities and Exchange Commission in connection with the Offer, which includes as exhibits the Offer to Purchase, the related Letter of Transmittal and other offering materials, as well as any amendments or supplements to the Schedule TO, as and when they may become available, because they contain important information. Each of these documents has been filed with the Commission, and may be obtained for free from the Commission at its website (www.sec.gov) or from D.F. King & Co., Inc., the information agent for the tender offer by telephone at 800-848-3416 or 212-269-5550 (banks and brokers) or by email at viasp@dfking.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Via Renewables, Inc., dated November 15, 2024

#	The Registrant agrees to furnish supplementary a copy of any schedules and exhibits to the Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2024

Via Renewables, Inc.

By:
Name:	Mike Barajas
Title:	Chief Financial Officer

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